JOINDER AGREEMENT

      This Joinder Agreement, dated as of December 16, 2003 (the "Agreement"), is entered into by and among P-Com, Inc., a Delaware corporation (the "Company"), and each of the additional purchasers (individually, an "Additional Purchaser" and collectively, the "Additional Purchasers") set forth on the execution pages hereof (each, an "Execution Page" and collectively, the "Execution Pages").

      A. On October 3, 2003 (the "Initial Closing Date"), the Company and each of the initial purchasers (the "Initial Purchasers") consummated the purchase and sale of 8352.58 Units (the "Initial Closing"), pursuant to that certain Securities Purchase Agreement, dated as of October 3, 2003 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers. Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Purchase Agreement.

      B. The Company and the Additional Purchasers desire to consummate the purchase and sale of an aggregate of up to 1647.42 Units at a second closing (the "Second Closing"), pursuant to the terms and conditions contained in the Purchase Agreement, to occur on the date hereof (the "Second Closing Date").

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Purchase and Sale of Securities. At the Second Closing, the Company shall issue and sell to each Additional Purchaser, and each Additional Purchaser, severally and not jointly, shall purchase from the Company, such number of Units as is set forth on such Additional Purchaser's Execution Page, for a purchase price per Unit equal to One Thousand Seven Hundred Fifty Dollars ($1,750).

      2. Purchase Agreement. Each Additional Purchaser shall be deemed a Purchaser (as defined in the Purchase Agreement) and made a party to, and bound by, the Purchase Agreement, which is incorporated herein by this reference and a copy of which is attached hereto as Exhibit A. As of the Second Closing Date, each Additional Purchaser hereby makes all of the representations and warranties contained in Section 2 of the Purchase Agreement.

      3. Registration Rights Agreement. Each Additional Purchaser shall be deemed an Initial Investor (as defined in the Registration Rights Agreement) and made a party to, and bound by, the Registration Rights Agreement, which is incorporated herein by this reference and a copy of which is attached hereto as Exhibit B.

      4. Rights of Additional Purchasers. The Second Closing shall be deemed to have occurred in accordance with Section 1(b) of the Purchase Agreement. Each Additional Purchaser and the Securities purchased at the Second Closing shall have the same rights and be subject to the same obligations set forth in the Purchase Agreement and the Registration Rights Agreement as the Initial Purchasers and the Securities purchased at the Initial Closing.

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      IN WITNESS WHEREOF, the undersigned Additional Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

P-COM, INC.

By: /s/ Sam Smookler
   --------------------------------
   Name: Sam Smookler
   Title: President and CEO

ADDITIONAL PURCHASER:

(Print or Type Name of Purchaser)

By:
   --------------------------------
   Name:
   Title:

RESIDENCE:

ADDRESS:

   Telephone:
   Facsimile:
   Attention:

AGGREGATE SUBSCRIPTION AMOUNT:

Number of Units:
Purchase Price ($1,750.00 per Unit):

                      [SIGNATURE PAGE TO JOINDER AGREEMENT]

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                                    EXHIBIT A

                               Purchase Agreement

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                                    EXHIBIT B

                          Registration Rights Agreement